Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, New York 10001	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

SunStrong Capital Holdings, LLC (the “Sponsor”) SunStrong	8 September 2025
Depositor 2025-1, LLC (the “Depositor”) 9229 Waterford Centre Blvd., Suite 200
Austin, Texas 78758

Re:	SunStrong Issuer 2025-1, LLC (the “Issuer”)

Solar Loan Backed Notes, Series 2025-1 (the “Notes”)

Sample Solar Asset Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Sponsor, Depositor and Atlas SP Securities, a division of Apollo Global Securities, LLC (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of photovoltaic systems installed on residential properties and the related customer agreements (the “Solar Assets”) relating to the Issuer’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of the procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Depositor, provided us with:

a.	Electronic data files (together, the “Provided Data Files”):

i.

Labeled “SunStrong 2025 1_ao6.30_TapetoFile_ Sendout_250729.xlsb” and the corresponding record layout and decode information, as appliable (the “Base Preliminary Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information as of 30 June 2025 (the “Preliminary Cut-Off Date”) relating to a pool of photovoltaic systems installed on residential properties and the related customer agreements (the “Preliminary Solar Assets”) that are expected to be representative of the Solar Assets and

ii.

Labeled “SunStrong 2025-1_ao6.30_DataTape_202508229_vEYv4SEND.xlsx” and the corresponding record layout and decode information, as appliable (the “Updated Base Preliminary Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information as of the Preliminary Cut-Off Date relating to the Preliminary Solar Assets,

b.	Imaged copies of the following items (collectively, the “Source Documents”):

i.

The financing agreement, the customer lease agreement, power purchase agreement, production guarantee, federal and state disclosure forms, amendment thereto and/or other related documents (collectively and as applicable, the ”Agreement”) and

ii.	The Connecticut reservation agreement (as applicable, the “CT Reservation Agreement”),

that the Sponsor, on behalf of the Depositor, indicated relate to each Sample Solar Asset (as defined in Attachment A),

c.

Certain schedules and the corresponding record layout and decode information (the “Supplemental Sample Query,” together with the Source Documents, the “Sources”) that the Sponsor, on behalf of the Depositor, indicated was extracted from a servicing system and contains information as of the Preliminary Cut-Off Date relating to certain Sample Solar Assets,

d.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File (as defined in Attachment A), which is shown on Exhibit 1 to Attachment A, and

e.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Preliminary Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A are limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Provided Data Files, Sources, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than the procedures listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Sources or any other information provided to us, or that we were instructed to obtain, as applicable, by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Solar Assets or Solar Assets, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report was not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Solar Assets conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Solar Assets,

iii.	Whether the originator(s) of the Solar Assets complied with federal, state or local laws or regulations or

iv.

Any other factor or characteristic of the Solar Assets that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

8 September 2025

Attachment A

Procedures performed and our associated findings

1.

As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 250 Preliminary Solar Assets from the Base Preliminary Data File (the “Sample Solar Assets”). For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Solar Assets or the methodology they instructed us to use to select the Sample Solar Assets from the Preliminary Data File.

For the purpose of the procedures described in this report, the 250 Sample Solar Assets are referred to as Sample Solar Asset Numbers 1 through 250.

2.

For each solar asset included on the Base Preliminary Data File and the Updated Base Preliminary Data File, we compared the Project ID, as shown on the Base Preliminary Data File, to the corresponding Project ID, as shown on the Updated Base Preliminary Data File, and noted that:

a.	All of the Preliminary Solar Assets were included on both the Base Preliminary Data File and Updated Base Preliminary Data Tape and

b.	No solar assets other than the Preliminary Solar Assets were included on the Base Preliminary Data File or Updated Base Preliminary Data File.

3.

As instructed by the Sponsor, on behalf of the Depositor, we appended the information for each Sample Solar Asset on the Base Preliminary Data File, as applicable, with the corresponding appd. current monthly payment, current escalator and remaining term (excluding past due) information, as shown on the Updated Base Preliminary Data File.

The Base Preliminary Data File, as adjusted, is hereinafter referred to as the “Preliminary Data File.”

4.

For each Sample Solar Asset, as applicable, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Sources, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A. The Source(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was found to be in agreement.

Exhibit 1 to Attachment A

Sample Characteristics and Sources

Sample Characteristic	Preliminary Data File Field Name	Source(s)	Note(s)

System ID	Project ID	Agreement	i.

Installation state	Equip. State	Agreement

Contract type	Contract Type at Origination	Agreement	ii.

Original term (months)	Original Term (mo)	Agreement

Year 1 monthly payment	Monthly Payment (Year 1)	(a) Agreement or	iii., iv.

(b) Agreement and recalculation

Year 1 solar rate	Implied Y1 Contract Rate ($/kWh)	Recalculation	iii., v., vi.

Annual escalator	Annual Payment Esc. (%)	(a) Agreement or	v., vii.

(b) Agreement and recalculation

Partner account	Installer	Supplemental Sample Query or Agreement	iii., viii.

CT PBI rate	CT PBI Rate	CT Reservation Agreement	v.

CT PBI term (months)	CT PBI Term (months)	CT Reservation Agreement	v.

First payment date	First Payment Date	Supplemental Sample Query	v.

Last payment date	Current Maturity Date	Supplemental Sample Query	v.

Number of payments made (months)	No. of Payments Made	(a) Supplemental Sample Query and recalculation or	v., ix.

(b) Supplemental Sample Query

Remaining contract term	Remaining Term (mo)	Supplemental Sample Query	v., x.

(months)

System size (kW DC)	System Size (kW)	(a) Agreement or	iii., xi.

(b) Supplemental Sample Query and

recalculation

Utility name	Utility Company	Supplemental Sample Query

Panel manufacturer	Panel Manuf.	Agreement or Supplemental Sample Query	iii., xii., xiii.

Inverter model	Inverter Model	Agreement or Supplemental Sample Query	iii., xiii.

Battery manufacturer	Battery Manuf.	Agreement	v., xiv.

Exhibit 1 to Attachment A

Sample Characteristic	Preliminary Data File Field Name	Source(s)	Note(s)

Total battery capacity (kWh)	Total Battery Capacity (kWh)	Agreement and recalculation	v., xv.

Year 1 performance production	Y1 Expected Production (kWh)	Supplemental Sample Query and	iii., xvi.

(kWh)		recalculation

FICO score	FICO Score	Supplemental Sample Query	v., xvii.

In-Service date	PIS Date	Supplemental Sample Query	v.

Payment type (ACH)	ACH or Non-ACH	Supplemental Sample Query	x.

Current monthly payment	Appd. Current Monthly Payment	(a) Agreement or	v., xviii.

(b) Agreement and Supplemental Sample Query

Current escalator	Current Escalator	(a) Agreement or	v., xix.

(b) Supplemental Sample Query and recalculation

Remaining term (excluding past due)	Remaining Term (excluding Past Due)	Supplemental Sample Query and recalculation	v., xx.

Notes:

i.	For identification purposes only.

ii.

For the purpose of comparing the contract type Sample Characteristic for each Sample Solar Asset with a contract type value of “Levelized PPA,” as shown on the Preliminary Data File, the Sponsor, on behalf of the Depositor, instructed us to note agreement if the contract type was “PPA,” as shown in the Agreement.

Exhibit 1 to Attachment A

Notes: (continued)

iii.

For the purpose of comparing the indicated Sample Characteristics for each Sample Solar Asset, the Sponsor, on behalf of the Depositor, instructed us to note agreement if the indicated value, as shown on the Preliminary Data File, agreed to at least one corresponding value, as shown on the applicable Source. We performed no procedures to reconcile any differences that may exist relating to the information on the Source(s) (and in accordance with any other applicable note(s)).

iv.

For the purpose of comparing the year 1 monthly payment Sample Characteristic for each Sample Solar Asset with an in-service date value of “Not PIS,” as shown on the Preliminary Data File, the Sponsor, on behalf of the Depositor, instructed us to recalculate year 1 monthly payment as the sum of $7.50 and the Year 1 monthly payment, as shown in the Agreement (and in accordance with any other applicable note(s)).

v.

The Sponsor, on behalf of the Depositor, instructed us not to compare the indicated Sample Characteristics for any Sample Solar Asset with a corresponding Sample Characteristic value of “0.00%,” “NULL,” “-“ or “Not PIS,” as shown on the Preliminary Data File.

vi.

For the purpose of comparing the year 1 solar rate Sample Characteristic for each Sample Solar Asset, the Sponsor, on behalf of the Depositor, instructed us to recalculate the year 1 solar rate as the quotient of:

a.	The year 1 payment represented by the product of 12 and the year 1 monthly payment, as shown in the Agreement or recalculated in accordance with any other applicable note(s), and

b.	Year 1 performance production (kWh), as recalculated in accordance with any other applicable note(s).

vii.

For the purpose of comparing the annual escalator Sample Characteristic for each Sample Solar Asset that does not have the annual escalator specifically stated on the Agreement, the Sponsor, on behalf of the depositor, instructed us to recalculate the annual escalator by:

a. Dividing the year 2 monthly payment by the year 1 monthly payment, both as shown in the Agreement, and

b.	Subtracting one (1) from the result obtained in a. above (and in accordance with the instructions described in the succeeding paragraph(s) of this note).

For the purpose of comparing the annual escalator Sample Characteristic for each Sample Solar Asset, the Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/- $0.01 or less.

Exhibit 1 to Attachment A

Notes: (continued)

viii.

For the purpose of comparing the partner account Sample Characteristic for each Sample Solar Asset (except for Sample Solar Asset Number 1), the Sponsor, on behalf of the Depositor, instructed us to note agreement with a partner account value of “SunPower New Homes,” as shown on the Preliminary Data File, if the Sample Solar Asset has a corresponding RECORD_TYPE value of “New Home,” as shown on the Supplemental Sample Query (and in accordance with any other applicable note(s)) .

For the purpose of comparing the partner account Sample Characteristic for Sample Solar Asset Number 1, the Sponsor on behalf of the Depositor, instructed us to note agreement with a partner account value of “SunPower New Homes” if the lessor, as shown in the Agreement, was “SunPower Access I, LLC” (and in accordance with any other applicable note(s)).

ix.

For the purpose of comparing the number of payments made (months) Sample Characteristic for each Sample Solar Asset with a home owner transfer flag value of “1,” as shown on the Supplemental Sample Query, the Sponsor, on behalf of the Depositor, instructed us to recalculate the number of payments made (months) by taking the sum the corresponding NO_OF_PAYMENTS_MADE value(s), as shown on the Supplemental Sample Query (and in accordance with any other applicable note(s)).

For the purpose of comparing the number of payments made (months) Sample Characteristic for each remaining Sample Solar Asset, the Sponsor, on behalf of the Depositor, instructed us to use the Supplemental Sample Query as the Source.

x.

For the purpose of comparing the indicated Sample Characteristics for each Sample Solar Asset with a home owner transfer flag value of “1,” as shown on the Supplemental Sample Query, the Sponsor, on behalf of the Depositor, instructed us to use the information that corresponds to the latest LAST_PAYMENT_DATE, all as shown on the Supplemental Sample Query (and in accordance with any other applicable note(s)).

Exhibit 1 to Attachment A

Notes: (continued)

xi.

For the purpose of comparing the system size (kW DC) Sample Characteristic for each Sample Solar Asset (except for Sample Solar Asset Numbers 1 through 3), the Sponsor, on behalf of the Depositor, instructed us to use the Agreement as the Source (and in accordance with the instructions described in the succeeding paragraph(s) of this note).

For the purpose of comparing the system size (kW DC) Sample Characteristic for Sample Solar Asset Numbers 1 through 3, the Sponsor, on behalf of the Depositor, instructed us to recalculate system size (kW DC) as the quotient of the size, as shown on the Supplemental Sample Query, and 1,000 (and in accordance with the instructions described in the succeeding paragraph(s) of this note).

For the purpose of comparing the system size (kW DC) Sample Characteristic for each Sample Solar Asset, the Sponsor, on behalf of the Depositor, instructed us to round the system size (kW DC) value, as shown on the Preliminary Data File, to the second decimal place (XX.XX) (and in accordance with any other applicable note(s)).

xii.

For the purpose of comparing the panel manufacturer Sample Characteristic for each Sample Solar Asset (except for Sample Solar Asset Numbers 249 and 250), the Sponsor, on behalf of the depositor, instructed us to use the Agreement or Supplemental Sample Query as the Source (and in accordance with any other applicable note(s)).

For the purpose of comparing the panel manufacturer Sample Characteristic for Sample Solar Asset Number 249, the Sponsor, on behalf of the depositor, instructed us to note agreement with a panel manufacturer of “Hanwha Q-Cells”, as shown on the Preliminary Data File, if the corresponding SolarModuleModel, as shown on the Supplemental Sample Query, had a value including “QCELL.”

For the purpose of comparing the panel manufacturer Sample Characteristic for Sample Solar Asset Number 250, the Sponsor, on behalf of the depositor, instructed us to note agreement with a panel manufacturer of “Waaree Energies Ltd.”, as shown on the Preliminary Data File, if the corresponding SolarModuleModel, as shown on the Supplemental Sample Query, had a value including “WAR.”

xiii.

For the purpose of comparing the indicated Sample Characteristics for each Sample Solar Asset, the Sponsor, on behalf of the Depositor, instructed us to ignore differences that appear to be due to abbreviations, truncations or spelling errors (and in accordance with any other applicable note(s).

Exhibit 1 to Attachment A

Notes: (continued)

xiv.

For the purpose of comparing the battery manufacturer Sample Characteristic for each Sample Solar Asset, the Sponsor, on behalf of the Depositor, instructed us to note agreement with a battery manufacturer value of “SunPower,” as shown on the Preliminary Data File, if the corresponding battery manufacturer value was “SV” or “SunVault,” as shown in the Agreement (and in accordance with any other applicable note(s)).

xv.

For the purpose of comparing the total battery capacity (kWh) Sample Characteristic for each Sample Solar Asset, the Sponsor on behalf of the Depositor, instructed us to recalculate total battery capacity (kWh) as the product of the number of batteries and battery capacity, both as shown in the Agreement (and in accordance with any other applicable note(s).

xvi.

For the purpose of comparing the year 1 performance production (kWh) Sample Characteristic for each Sample Solar Asset, the Sponsor on behalf of the Depositor instructed us to recalculate the year 1 performance production (kWh) as the average of the lowest year 1 guaranteed output and the highest year 1 guaranteed output, both as shown on the Supplemental Sample Query (and in accordance with any other applicable note(s)).

xvii.

For the purpose of comparing the FICO score Sample Characteristic for each Sample Solar Asset with a corresponding home owner transfer flag value of “1,” as shown on the Supplemental Sample Query, the Sponsor, on behalf of the Depositor, instructed us to use the non-zero BWR_FICO value with the latest LAST_PAYMENT_DATE, both as shown on the Supplemental Sample Query (and in accordance with any other applicable note(s)).

xviii.

For the purpose of comparing the current monthly payment Sample Characteristic for each Sample Solar Asset (except for Sample Solar Asset Numbers 3, 48, 61, 73, 76, 79, 91, and 214), the Sponsor, on behalf of the Depositor, instructed us to use the year 1 monthly payment, as shown on the Agreement or recalculated in accordance with any other applicable note(s), (and in accordance with any other applicable note(s)).

For the purpose of comparing the current monthly payment Sample Characteristic for Sample Solar Asset Numbers 3, 48, 61, 73, 76, 79, 91, and 214, the Sponsor, on behalf of the Depositor instructed us to use the current monthly payment, as shown in the Agreement, corresponding to the MLP Year on MLP Schedule, as shown on the Supplemental Sample Query.

Exhibit 1 to Attachment A

Notes: (continued)

xix.

For the purpose of comparing the current escalator Sample Characteristic for each Sample Solar Asset (except for Sample Solar Asset Numbers 3, 48, 61, 73, 76, 79, 91, and 214) the Sponsor, on behalf of the Depositor, instructed us to use the annual escalator, as shown on the Agreement (and in accordance with any other applicable note(s)).

For the purpose of comparing the current escalator Sample Characteristic for Sample Solar Asset Numbers 3, 48, 61, 73, 76, 79, 91, and 214, the Sponsor, on behalf of the Depositor, instructed us to recalculate current escalator by:

a.	Dividing the:

(i)	Monthly payment, one year after the corresponding MLP Year on MLP Schedule, by

(ii)	Monthly payment corresponding to the MLP Year on MLP Schedule,

both as shown on the Supplemental Sample Query, and

b.	Subtracting one (1) from the result obtained in a. above

(and in accordance with any other applicable note(s)).

xx.

For the purpose of comparing the remaining term (excluding past due) Sample Characteristic for each Sample Solar Asset (except for Sample Solar Asset Numbers 3, 48, 73, 79, and 172), the Sponsor, on behalf of the Depositor, instructed us to recalculate the remaining term (excluding past due) by:

a.

Taking the difference in months between the TERMINATION_DATE that corresponds to the latest LAST_PAYMENT_DATE, as shown on the Supplemental Sample Query, and next payment due date, as shown in the Preliminary Data File, and

b.	Subtracting one (1) from the result obtained in a. above.

(and in accordance with any other applicable note(s)).

For the purpose of comparing the remaining term (excluding past due) Sample Characteristic for Sample Solar Asset Numbers 3, 48, 73, 79, and 172, the Sponsor, on behalf of the Depositor, instructed us to recalculate the remaining term (excluding past due) by:

a.

Taking the difference in months between the TERMINATION_DATE that corresponds to the latest LAST_PAYMENT_DATE, as shown on the Supplemental Sample Query, and next payment due date, as shown in the Preliminary Data File, and

b.	Adding two (2) to the result obtained in a. above.

(and in accordance with any other applicable note(s)).

Exhibit 1 to Attachment A

Notes: (continued)

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes above.

Exhibit 2 to Attachment A

Sample Characteristic Difference

Sample Solar Asset Number	Sample Characteristic	Preliminary Data File Value	Source(s) Value
4	System size (kW DC)	6.87	6.90